Investee Companies and other investments	12 Months Ended
Dec. 31, 2023
Investee Companies and other investments [Abstract]
Investee Companies and other investments

Note 6 - Investee Companies and other investments

A.	Equity accounted investees

Ellomay Luzon Energy Infrastructures Ltd. (“Ellomay Luzon Energy”)–

Since November 2010, the Company indirectly (through Ellomay Clean Energy LP (“Ellomay Energy LP”)) holds 50% of Ellomay Luzon Energy (formerly U. Dori Energy Infrastructures Ltd.). Ellomay Luzon Energy holds 18.75% of the share capital of Dorad Energy Ltd. (“Dorad”), which owns an approximate 850 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the “Dorad Power Plant”). The investment in Ellomay Luzon Energy is accounted for under the equity method.

On May 12, 2014, Dorad was issued a production license for 20 years and on May 19, 2014, Dorad began commercial operation of the power plant. In July 2015, Dorad was issued a long-term supply license that will expire on May 11, 2034.

Effective December 31, 2022, Ellomay Energy LP and Ellomay Luzon Energy entered into a loan agreement and capital notes agreements, which provide for the conversion of approximately NIS 23,467 thousand of the then outstanding shareholders’ loans provided by them to Ellomay Luzon Energy to capital notes, payable not less than 60 months after the date of their execution, at the sole discretion of Ellomay Luzon Energy, with the remaining balance of shareholders’ loans (NIS 10 million), linked to the Israeli CPI and bearing an annual interest equal to the interest payable on Dorad’s senior debt plus 3%, with a repayment date of December 31, 2023. The Luzon Group entered into a similar loan agreement and capital notes with respect to its portion of the shareholders’ loans. During the year ended December 31, 2023, Ellomay Luzon Energy repaid all outstanding shareholders’ loans. Such shareholders’ loans were repaid from proceeds from dividends distributed by Dorad.

As of December 31, 2023, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Electricity Authority, NOGA – electricity system management and Israel Natural Gas Lines Ltd. in the aggregate amount of approximately NIS 162,000 thousand (approximately €40,400 thousand). The Company’s indirect share of guarantees provided on behalf of Dorad by Dorad’s shareholders is approximately NIS 15,000 thousand (approximately €3,700 thousand).

Dorad’s revenues and operating expenses are affected by the average production component as determined by the Israeli Electricity Authority. The average production component was reduced by approximately 5.7% commencing January 1, 2021, increased by approximately 13.6% commencing February 1, 2022, increased by approximately 9.4% compared to the 2021 tariff, commencing May 1, 2022, increased by approximately 24.3% compared to the 2021 tariff, decreased by approximately 0.7% commencing January 1, 2023, decreased by approximately 1.2% from February 1, 2023, decreased by approximately 1.4% commencing April 1, 2023, and decreased by approximately 1% commencing February 2024.

Dorad’s financing expenses are affected by the indexation to the Israeli CPI of its Project Finance. The Israeli CPI increased by approximately 3.3% in 2023 and by approximately 5.3% during 2022.

On November 22, 2020, the IEC filed a third-party notice against Dorad in connection with a class action submitted against the IEC claiming that the IEC was negligent in overseeing the private electricity manufacturers thereby damaging the electricity consumers. The claim against the IEC alleges that the private electricity manufacturers provided false reports in the consumption plans they submitted to the system manager in the IEC, based on the standards set by the Israeli Electricity Authority. On April 10, 2023, the court decided to reject the request to send a third-party notice to Dorad. On June 11, 2023, IEC filed an appeal to the Israeli Supreme Court. On June 29, 2023, the Supreme Court decided that the respondents must submit a written answer to the appeal by March 14, 2024, and the hearing of the appeal was set for May 6, 2024. At this point, based on the advice of legal counsel, Dorad cannot estimate the outcome of this legal proceeding.

Dorad and its shareholders are involved in several legal proceedings as follows:

Petition to Approve a Derivative Claim filed by Ellomay Luzon Energy

On July 16, 2015, Ellomay Luzon Energy and Ellomay Luzon Energy’s representative on Dorad’s board of directors at the time, Mr. Hemi Raphael, filed a petition (the “Petition”), for approval of a derivative action on behalf of Dorad with the Economic Department of the Tel Aviv-Jaffa

District Court. The Petition was filed originally against Zorlu Enerji Elektrik Uretim A.S (“Zorlu”), which holds 25% of Dorad, Zorlu’s current and past representatives on Dorad’s board of directors and Wood Group Gas Turbines Services Ltd. (“Wood Group”) and several of its affiliates, and thereafter amended to add Mr. Ori Edelsburg (a director in Dorad) and affiliated companies. The Petition requested, inter alia, that the court instruct the defendants to disclose and provide to Dorad documents and information relating to the contractual relationship between Zorlu and Wood Group, which included the transfer of funds from Wood Group to Zorlu in connection with the EPC agreement of the Dorad Power Plant.

On December 27, 2016, this proceeding, as well as the petition to approve a derivative claim filed by Edelcom mentioned below, were moved to an arbitration proceeding. On February 23, 2017, a statement of claim was filed by Ellomay Luzon Energy and Mr. Hemi Raphael on behalf of Dorad against Zorlu, Mr. Edelsburg, Edelcom Ltd. (“Edelcom”) and Edeltech Holdings 2006 Ltd. (“Edeltech”) in which they repeated their claims included in the Petition and in which they required the arbitrator to obligate the defendants, jointly and severally, to pay an amount of $183,367,953 plus interest and linkage to Dorad.

In April 2017, the defendants filed their statements of defense. Within the said statements of defense, Zorlu attached a third party notice against Dorad, Ellomay Luzon Energy and the Luzon Group, in the framework of which it repeated the claims on which its defense statement was based and claimed, among other claims, that if the plaintiffs’ claim against Zorlu was accepted and would negate Zorlu’s right receive compensation and profit from its agreement with Dorad and therefore Zorlu should be compensated in the amount of approximately NIS 906.4 million (approximately €218 million based on the then existing exchange rate). Similarly, also within their statement of defense, Edelcom, Mr. Edelsburg and Edeltech (together, the “Edelsburg Group”) filed a third-party notice against Ellomay Luzon Energy claiming for breaches by Ellomay Luzon Energy of the duty to act in good faith in contract negotiations and that any amount ruled will constitute unlawful enrichment.

On October 1, 2017, Eilat Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad’s shares, filed a statement of claim in the arbitration proceedings. In its statement of claim, EAIS joins Ellomay Luzon Energy’s and Mr. Raphael’s request as set forth in the statement of claim filed by them in the arbitration proceeding and raises claims that are similar to the claims raised by Ellomay Luzon Energy and Mr. Raphael. In January 2018, the arbitrator provided its ruling that the legal validity of the actions or inactions of board members of Dorad will be attributed to the entities that are shareholders of Dorad on whose behalf the relevant board member acted and the legal determinations, if any, will be directed only towards the shareholders of Dorad.

During January 2018, Mr. Edelsburg, Edelcom and Zorlu filed their statement of defense in connection with the claim filed by EAIS and also filed third party notices against EAIS, Ellomay Luzon Energy and the Luzon Group claiming that EAIS and the Luzon Group enriched themselves at Dorad’s account without providing disclosure to the other shareholders and requesting that, should the position of Ellomay Luzon Energy and EAIS be accepted in the main proceeding, the arbitrator, among other things, obligate EAIS to refund to Doard all of the rent paid to date and determine that Dorad is not required to pay any rent in the future or determine that the rent fees be reduced to their market value and refund Dorad the excess amounts paid by it to EAIS, determine that the board members that represent EAIS and Ellomay Luzon Energy breached their fiduciary duties towards Dorad and obligate EAIS and Ellomay Luzon Energy to pay the amount of $140 million (approximately €127 million), plus interest in the amount of $43 million (approximately €39 million), which is the amount Zorlu received for the sale of its rights under the Dorad EPC agreement, and rule that in connection with the engineering and construction works performed by the Luzon Group, the Luzon Group and Ellomay Luzon Energy are required to refund to Dorad or compensate the defendants in an amount of $24 million (approximately €22 million), plus interest and linkage and, alternatively, determine that Mr. Edelsburg, Edelcom and Zorlu are entitled to indemnification from the third parties for the entire amount they will be required to pay.

On February 15, 2021, the arbitrator approved replacing the late Mr. Hemi Raphael as the claimant with Mr. Ran Fridrich. On June 28, 2023, the arbitration award was provided. For more information see below under “Arbitration Award.”

Petition to Approve a Derivative Claim filed by Edelcom

On July 25, 2016, Edelcom, which holds 18.75% of Dorad, filed a petition for approval of a derivative action on behalf of Dorad (the “Edelcom Petition”) against Ellomay Energy LP, Luzon Group, Ellomay Luzon Energy and Dorad following a letter delivered to Dorad on February 25, 2016. The Edelcom Petition refers to an entrepreneurship agreement that was signed on November 25, 2010, between Dorad and the Luzon Group, pursuant to which the Luzon Group received payment in the amount of approximately NIS 49.4 million (approximately €11.9 million) in consideration for management and entrepreneurship services.

Pursuant to this agreement, the Luzon Group undertook to continue holding, directly or indirectly, at least 10% of Dorad’s share capital for a period of 12 months from the date the Dorad Power Plant is handed over to Dorad by the construction contractor. The Edelcom Petition claims that as a consequence of the management rights and the options to acquire additional shares of Ellomay Luzon Energy granted to the Company pursuant to the Investment Agreement, the holdings of the Luzon Group in Dorad have fallen below 10% upon execution of the Luzon Investment Agreement. The Edelcom Petition therefore claims that Luzon Group breached its commitment according to entrepreneurship agreement and requests that a derivative action be approved to recover an amount of NIS 49.4 million, plus linkage and interest from the defendants.

As noted above, on December 27, 2016, this proceeding, along with the proceeding mentioned above and below, was moved to arbitration.

Arbitration Award

On June 28, 2023, an arbitration award was issued in connection with the arbitration proceeding as follows:

●	Petition to Approve a Derivative Claim filed by Ellomay Luzon Energy and Hemi Raphael - The arbitration award accepts the majority of the claims made by the Plaintiffs and the arbitrator ruled that the defendants, severally and jointly, are required to: (i) pay Dorad an amount of $100 million, bearing interest pursuant to applicable law from January 1, 2013 until the payment date, (ii) bear the expenses of the plaintiffs, including Ellomay Luzon Energy, in an aggregate amount of NIS 20 million, plus VAT, and (iii) bear 80% of the expenses of Dorad in the proceeding (while the Plaintiffs will bear the remaining 20%).

●	Third-Party Notices and Counterclaims submitted by Zorlu and Edelcom - The arbitration award provides that due to the ruling accepting the derivative petition as detailed above, the third-party notices and counterclaim are rejected.

●	Petition to Approve a Derivative Claim filed by Edelcom - The arbitration award provides, inter alia, that the entrepreneurship agreement was not breached and therefore there is no basis for approving a derivative claim.

In November 2023, appeals were submitted by the plaintiffs and the defendants against the arbitration award. In their appeal, the defendants claimed, inter alia, that the arbitrator was mistaken in his arbitration award decisions and requested alternative rulings either accepting the appeal and cancelling the entire financial payment decision included in the arbitration award or a partial cancellation of the financial payment decision included in the arbitration award and a relative decrease of the interest and expenses obligation imposed on the defendants. In their appeal, the plaintiffs appealed the financial payment decision and claimed that the amount ruled should have been higher and also appealed the interest rate determined with respect to the financial payment and the scope of expenses reimbursement. The parties filed responses to the appeals in February 2024 and the last date for submission of answers to the responses was scheduled for May 2024. A preliminary hearing is scheduled for May 30, 2024.

As of the date hereof, based on the advice of legal counsel of Ellomay Luzon Energy, it is too early to estimate the outcome of the appeals. As Edelcom did not appeal the arbitrator’s decision with respect to the petition to approve a derivative claim filed by Edelcom in connection with the entrepreneurship fees, the arbitration award remains unchanged with respect to this petition and claim.

Potential Expansion of the Dorad Power Plant (“Dorad 2”)

Dorad is examining the possibility of constructing an additional power plant within the area of the existing Dorad Power Plant, that will become part of the existing plant. On July 13, 2020, Dorad submitted to the National Infrastructure Committee, or NIC, plans for public objections, on January 11, 2021, the NIC decided to postpone the final decision and on December 27, 2021, the NIC decided to raise the construction of another power plant to a government decision. The NIC’s decision includes conditions to the issuance of the building permit. On May 28, 2023, the Israeli Government approved the national infrastructures plan (NIP 11/b) which governs, among other issues, the expansion of the power plant owned by Doard by approximately 650 MW.

On January 16, 2024, Dorad received a letter from Edelcom stating that Edelcom, as a shareholder of Dorad, objects to the proposal to expand the power plant. On February 19, 2024, Dorad received a planning survey to receive the expansion of the power plant from the System Manager, which allows electricity to be taken out commencing October 2028.

In March 2024, Dorad filed a petition with the Israeli Supreme Court asking for the issuance of a building permit for the construction of the “Dorad 2” power plant.

The expansion of the Dorad Power Plant by building the Dorad 2 facility in a combined cycle technology, will result in an aggregate capacity of the Dorad Power Plant of approximately 1,500 MW and the approved plan also enables adding batteries with a capacity of approximately 80 MW. The Company expects that if the Dorad 2 plan will materialize and the expansion will be completed, the expansion of the power plant will increase the revenues and income of Dorad. The expansion has not yet been approved and is subject to various conditions.

Impact of War in Israel

On October 7, 2023, following a surprise attack by the terrorist organization Hamas against the State of Israel and its citizens, the Israeli government declared a war (the “Iron Swords War”), which continues as of the date of this report, and which has also expanded into a security conflict in the northern region. During the days of fighting, thousands of rockets were launched towards the State of Israel, and shrapnel fell several times in the territory of the power plant, which caused immaterial damage to property and equipment but did not impact the regular operation of the power plant. Dorad estimates at this stage, that the current events and the security escalation in Israel have an impact on its results but that the impact on its short-term business results will be immaterial. Since this is an event that is not under the control of Dorad and matters such as the fighting continuing or stopping may affect the Dorad’s assessments, as at the reporting date Dorad is unable to assess the extent of the effect of the Iron Swords War on its business activities and on its medium and long-term results.

Composition of the investment

	December 31
	2023	2022
	€ in thousands

Investment in shares	31,772	30,029
Long-term loans	-	2,665
	31,772	32,694

Current maturities	-	(2,665)

Investment in equity accounted investee	31,772	30,029

Changes in investments

	2023	2022
	€ in thousands

Balance as at January 1	30,029	34,029
Long term loans extended	-	128
Dividend distribution	(374)	-
Repayment of long-term loans	-	(149)
Reevaluation in connection with long term loans	-	(270)
The Company’s share of income	4,012	1,206
Foreign currency translation adjustments	(1,895)	(2,250)
Conversion to short term loan	-	(2,665)
Balance as at December 31	31,772	30,029

Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position

								Equity
	Rate of	Current	Non- current	Total	Current	Non- current	Total	attributable to the owners of the	Company’s	Surplus costs and	Other	Carrying amount of
	ownership	assets	assets	assets	liabilities	liabilities	liabilities	Company	share	goodwill	adjustments	investment
	%	€ in thousands
2023
Ellomay Luzon Energy	50	309	62,735	63,044	(344)	-	(344)	62,700	31,350	1,388	(966)	31,772

2022
Ellomay Luzon Energy	50	72	63,722	63,794	(5,329)	-	(5,329)	58,464	29,232	1,927	(1,130)	30,029

(b)	Summary information on operating results

	Rate of ownership as of December	Income for the year	Company’s share	Elimination of interest on loan from related party	Other adjustments	Company’s share of income of investee
	%	€ in thousands
2023
Ellomay Luzon Energy	50	8,807	4,404	308	(392)	4,320

2022
Ellomay Luzon Energy	50	(61)	(31)	1,475	(238)	1,206

B.	Pumped Storage Projects

Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”) -

Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), in which the Company directly and indirectly owns 83.333% (with the remaining 16.667% held by Ampa Ltd. (“Ampa”)), received a conditional license for the Manara PSP from the Israeli Minister of Energy and Infrastructures (the “Minister”) for the construction of a pumped storage plant in the Manara Cliff with a capacity of 156 MW (the “Conditional License”). The Conditional License permits Ellomay PS to construct the Manara PSP and includes several conditions precedent to the entitlement of Ellomay PS to receive an electricity production license.

The Company and its affiliates did not pay any consideration upon the acquisition of the rights in the Manara PSP and undertook to pay certain consideration upon the fulfillment of certain conditions and milestones. As of December 31, 2023, the Company paid an amount of approximately NIS 24,000 thousand (approximately €6,000 thousand) on account of the consideration upon the acquisition and may be required, if certain conditions and milestones are met (which conditions and milestones have not currently been met), to pay certain parties additional amounts (including interest), which in the aggregate are not expected to exceed an amount of approximately NIS 6,400 thousand (approximately €1,600 thousand).

In February 2023, the trustees of the entity that sold the rights in the Manara PSP to the Company filed a petition with the Israeli court requesting the following: (1) payment of NIS 1,500 thousand (approximately €374 thousand) in connection with a claimed debt of a third party, and (2) payment of linkage and interest differences in an amount of approximately NIS 672 thousand (approximately €168 thousand) with respect to an amount that was already paid to the seller and to Electra, claiming that the payment was delayed due to disagreements between the seller and Electra and missing approvals. Based on the parties’ agreement, a mediation process is ongoing. In light of the preliminary stage of the proceedings and based on the advice of the Company’s legal counsel, it is too early to estimate the outcome of the mediation process and the legal proceedings.

The Conditional License was originally valid for a period of seventy-two (72) months commencing from the date of its approval by the Minister, subject to compliance by Ellomay PS with the milestones set forth therein and subject to the other provisions set forth therein (including financial closing, provision of guarantees and construction of the pumped storage hydro power plant). According to applicable law, the 72 months validity period may be extended for additional periods of 12 months each if required and subject to the Minister’s approval at such time. Such extensions may result in forfeiture of the license guarantee which value currently amounts to approximately NIS 4,100 thousand (approximately €1,000 thousand). The guarantee amount is linked to the USD and is reduced over time upon fulfillment of certain interim project milestones.

On December 31, 2020, Ellomay PS received the conditional tariff approval for the project from the Israeli Electricity Authority that regulates the tariffs and formulas for purchasing energy from a pumped storage manufacturer connected to the transmission network for a period of 20 years beginning on the date of receipt of the permanent production license. The conditional tariff became effective following financial closing in February 2021.

Manara PSP Project Finance

On February 11, 2021, the Manara PSP Project Finance reached financial closing. The Manara PSP Project Finance is provided by a consortium of Israeli banks and institutional investors, arranged and led by Mizrahi-Tefahot Bank Ltd. As of the date of the financial closing, the Manara PSP Project Finance was in the aggregate amount of approximately NIS 1.27 billion (approximately €0.317 billion). This aggregate amount is linked to a synthetic composite index comprising a weighted average of the indices and currencies applicable to the Manara PSP’s construction costs (the “Project Index”).

As of December 31, 2023, the Manara PSP Project Finance (including reevaluation linkage to the Project Index) amounts to approximately NIS 1.4 billion (approximately €0.349 billion).

The owners of Ellomay PS undertook to provide, and provided, aggregate equity and shareholder’s loans financing to the project of NIS 353 million (approximately €94.1 million), pro rata to their holdings in the Manara PSP, linked to the Project Index. Due to this indexation, additional shareholders’ loans were provided by the shareholders pro rata to their respective holdings in Manara PSP. In March 2022 and March 2023, such additional amounts were approximately NIS 11.5 million (approximately €3.2 million) and approximately NIS 17.5 million (approximately €4.7 million), respectively. An additional amount of approximately NIS 10 million (approximately €2.5 million) was provided following the balance sheet date, on March 2024.

As of December 31, 2023, the financing provided by the owners of Manara PSP (not including the aforementioned indexation payment in March 2024) amounted to approximately NIS 382,000 thousand (approximately €95,000 thousand).

Ellomay and Ampa Investments Ltd. (“Ampa”), which indirectly owns 16.667% of Ellomay PS, provided certain sponsor support undertakings towards the lenders commensurate with the size and complexity of the project and the length of the construction period, including a standby equity guarantee in the aggregate amount of approximately NIS 12,500 thousand (approximately €3,331 thousand), pro rata to their holdings in the Manara PSP.

This standby equity guarantee is linked to the Israeli CPI and adjusted to the Project Index. As of December 31, 2023, the standby equity guarantee, including linkage, amounts to NIS 13,475 thousand (approximately €3,400 thousand). Ellomay and Ampa also provided corporate guarantees in an amount similar to the amount of the standby equity guarantee.

In August 2021, the Israeli Electricity Authority issued a clarification letter relating to the method of calculation of certain dynamic benefits applicable to all pumped storage projects in Israel. The owners of the Manara PSP currently estimate that if the updates to the method of calculation will be implemented, the new calculation may reduce the cover ratios of the Manara PSP during the commercial operation period by up to 5 basis points. In order to mitigate such potential future effect, the owners of the Manara PSP agreed to provide the lenders with certain undertakings to inject additional equity to the Manara PSP in certain scenarios, subject to a cap which is currently estimated by the owners of the Manara PSP to be approximately NIS 46,000 thousand (approximately €11,500 thousand).

Manara PSP EPC Agreement

In February 2021, Ellomay PS executed the EPC agreement for the construction of the Manara PSP (the “Manara PSP EPC Agreement”), under a “turnkey” contract with Electra Infrastructure Ltd. (“Electra Infrastructure”), one of Israel’s largest construction companies. The aggregate consideration payable to Electra Infrastructure under the Manara PSP EPC Agreement is expected to be approximately NIS 1.13 billion excluding indexation (approximately €280 million). The majority of this amount is linked to the actual change in the Israel Residential Construction Index (“IRC”). A small portion of the price is denominated in Euros. Under the Manara PSP EPC Agreement, Voith Hydro, the world’s leading manufacturer of hydroelectric turbines, was nominated as the main subcontractor that will provide the electro-mechanical equipment to the Manara PSP.

Manara PSP O&M Agreement

Simultaneously with the execution of the Manara PSP EPC Agreement, Ellomay PS also executed an O&M agreement (the “Manara PSP O&M Agreement”), with Mekorot Israel National Water Co. (“Mekorot”), the Israeli national water company (which is fully owned by the Israeli Government), Voith Hydro and Verbund Hydro, one of the largest hydroelectric companies in Europe with extensive expertise in the operation of hydroelectric power plants (collectively, the “Manara PSP O&M Contractors”). The Manara PSP O&M Agreement provides that the Manara PSP O&M Contractors will be involved in the construction process through a mobilization period of 48 months and that O&M services will be provided for a twenty-year period, during which Mekorot, Voith Hydro and Verbund will provide O&M services for the initial three years of commercial operation, and Mekorot providing O&M services exclusively for the remaining 17 year period.

Notice to commence the construction works was issued to Electra Infrastructure in April 2021. The Construction period of the Manara PSP was originally expected to be 62.5 months.

Impact of War in Israel

Due to the Iron Swords War, which has also expanded into a security conflict in the northern region, operations construction works at the Manara site were halted. The planning works, the construction of the equipment off site, including the electro-mechanical equipment and the arrival of the equipment in Israel continue as usual. The Electricity Authority granted a ten-month extension to the regulatory milestones and the duration of the general license. As part of the standards supporting financing, there is protection for the senior debt (principal and interest) and the developer’s expenses, subject to the approval of the Electricity Authority on the subject. At this stage the company cannot quantify the impact on the timing of the construction of the project. The Company cannot predict at this stage the duration and scope of the Iron Swords War or its effect on the Company.

C.	Development of PV Projects in Italy

Framework Agreement

In December 2019, Ellomay Luxembourg executed a Framework Agreement (the “Framework Agreement”), with an established and experienced European developer. Pursuant to the Framework Agreement, the developer will provide Ellomay Luxembourg with development services with respect to photovoltaic greenfield projects in Italy in the scope of 350 MW with the aim of reaching an aggregate Ready to Build (“RtB”) authorized capacity of at least 265 MW over a forty-one month period. The Framework Agreement provides that the developer will offer all projects identified during the term of the Framework Agreement exclusively to Ellomay Luxembourg and that, with respect to each project acquired by Ellomay Luxembourg, the developer will be entitled to provide development services until it reaches the RtB status.

The parties agreed on a development budget including a monthly development service consideration, to be paid to the developer and all other payments for the tasks required to bring the projects to a RtB. In addition, Ellomay Luxembourg undertook to pay a success fee to the developer with respect to each project that achieves a RtB status.

Currently development is progressing as planned. In April 2021, the Framework Agreement was amended and the target of reaching an aggregate RtB authorized capacity of at least 265 MW was increased to 365 MW.

In May 2023, a notice to proceed was issued to the EPC contractor with respect to the first two projects, Ellomay Solar Italy One SRL (14.8 MW) and Ellomay Solar Italy Two SRL (4.95 MW), located in the Lazio Region, Italy. The PV Plant owned by Ellomay Solar Italy Two SRL was connected to the grid in February 2024 and the PV Plant owned by Ellomay Solar Italy One is expected to be connected to the grid during the second quarter of 2024. Several other projects, held by the Company’s wholly-owned subsidiaries, Ellomay Solar Italy Four SRL (15.06 MW), Ellomay Solar Italy Five SRL (87.2 MW), Ellomay Solar Italy Seven SRL (54.77 MW), Ellomay Solar Italy Nine SRL (8 MW ) and Ellomay Solar Italy Ten SRL (18 MW), which are developing PV plants in the Lazio Region, Italy, have reached RtB status.

The Company capitalizes expenses in connection with such projects once RtB status is reached.

In November 2019, Ellomay Luxembourg executed a Framework Agreement with a developer with the aim of reaching an aggregate authorized capacity of at least 250 MW over a three-year period. In connection with the execution of this agreement, during 2020 Ellomay Luxembourg paid the developer advance payments in the aggregate amount of approximately €1,554 thousand. As the target aggregate capacity was not achieved, in August 2023 the advance payment including interest in the aggregate amount of €1,921 thousand was refunded.

Composition of Advances on account of investments

	December 31
	2023	2022
	€ in thousands
On account of development of PV projects in Italy	898	2,328

D.	Subsidiaries -

1.	Biogas Plants in the Netherlands

The Company owns three Waste-to-Energy (specifically Gasification and Bio-Gas (anaerobic digestion)) projects in the Netherlands.

Groen Goor Anaerobic Digestion Project-

Groen Gas Goor B.V. (“Groen Goor”), a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 375 Nm3/h, in Goor, the Netherlands (the “Groen Goor Plant”). The Groen Goor Plant commenced operations in November 2017.

Groen Gas Oude-Tonge Anaerobic Digestion Project-

Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 475 Nm3/h, in Oude-Tonge, the Netherlands (the “Oude-Tonge Plant”). The Oude-Tonge Plant commenced operations in June 2018.

Groen Gas Gelderland Anaerobic Digestion Project -

On December 1, 2020, the Company, through its wholly-owned subsidiary, Ellomay Luxembourg, acquired all issued and outstanding shares of Groen Gas Gelderland B.V. (“. (“GG Gelderland”) a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 7.5 million Nm3 per year, in Gelderland, the Netherlands The actual production capacity of the plant is approximately 9.5 million Nm3 per year.

Assessment of recoverable amount

During 2023, the Company assessed the recoverable amount of its Biogas plants in the Netherlands in light of operating losses suffered by these projects in recent years and lower results than forecasted for 2023. The examination was conducted based on the net consideration (net of expected estimated indemnification) included in a binding offer received for the sale of the Biogas plants. The examination concluded that the fair value (net of transaction costs) of each of the plants is higher than the carrying value of such plant and therefore there is no need for an impairment provision.

2.	PV Projects in Spain

The Talasol PV Plant –

The Company indirectly owns 51% of the share capital of Talasol Solar S.L.U (“Talasol”), which owns a photovoltaic plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain. The purchase price originally paid by the Company during 2017 for 100% of Talasol’s shares was €10 million.

The construction cost of the Talasol PV Plant based on the engineering, procurement & construction agreement entered into by Talsol and METKA EGN Limited (“METKA EGN”) was €192.5 million. The works under this agreement includes also a 400 kV step-up substation, the high voltage interconnection line to the point of connection to the grid and performance of two years of O&M services.

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol PV Plant for a period of 10 years (the “Talasol PPA”) whose accounting treatment is according to cash flow hedge.

The power produced by the Talasol PV Plant is sold by Talasol in the open market for the current market power price and the Talasol PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the Talasol PPA. The Talasol PPA became effective in March 2019.

On April 17, 2019, the Company, through its wholly owned subsidiary Ellomay Luxembourg, executed a Credit Facilities Assignment and Sale and Purchase of Shares Agreement (the “Talasol SPA”), with GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (together, the “Talasol Partners”), pursuant to which it agreed to sell to each of the Talasol Partners 24.5% of its holdings in Talasol. The transactions contemplated under the Talasol SPA were consummated in April 2019. The aggregate purchase price paid by the Talasol Partners, in the amount of approximately €16.1 million, represented 49% of the amounts withdrawn and interests accrued from and by Talasol PV Plant’s financing as of the closing date of the Talasol SPA (approximately €4.9 million), plus a payment for 49% of Talasol’s shares (approximately €4.9 million) plus a premium of approximately €6.1 million. Of such aggregate purchase price, the payment of €1.4 million was deferred until the achievement of a preliminary acceptance certificate (PAC) under the EPC agreement of the Talasol PV Plant. Following the achievement of PAC on January 27, 2021, the deferred payment amount of €1.4 million was received by Ellomay Luxembourg.

As the Company directs the operations of Talasol and the rights granted to the Talasol Partners are minority protective rights, these changes in the Company’s ownership interest in Talasol did not result in loss of control and were accounted for as equity transactions. The Company therefore recognized in equity an amount of approximately €6.1 million, less associated expenses in the amount of approximately €0.7 million on the date of the Talasol SPA.

The Talasol PV Plant reached mechanical completion in September 2020 and was connected to the electricity grid and electricity production commenced at the end of December 2020.

In December 2021, Talasol entered into a New Facilities Agreement in the aggregate amount of €175 million with European institutional lenders (the “Talasol New Facilities Agreement”). Financial closing of the Talasol New Facilities Agreement was achieved in January 2022 (see Note 11).

The uses of the Talasol New Financing amount were as follows: (1) prepayment of the outstanding €121 million amount of the Talasol Previous Financing; (2) deposit of €6.9 million in Talasol’s bank account as a debt service fund; (3) deposit of €10 million in Talasol’s bank account as security for a letter of credit to the Talasol PPA provider; (4) unwinding of the interest rate SWAP entered into in connection with the Previous Financing in an amount of €3.29 million; (5) transaction costs in an amount of approximately €3 million; and (6) a special dividend to Talasol’s shareholders in an amount of approximately €31 million.

The Ellomay Solar Project -

Ellomay Solar S.L.U. (“Ellomay Solar”), wholly owned by Ellomay Luxembourg, owns a photovoltaic plant with an installed capacity of 28 MW in the municipality of Talaván, Cáceres, Spain (the “Ellomay Solar PV Plant”). On February 26, 2021, Ellomay Solar entered into an engineering, procurement & construction agreement in connection with the Ellomay Solar PV Plant (the “EPC Agreement”) with METKA EGN Spain S.L.U., a 100% indirect subsidiary of MYTILINEOS S.A., under the Renewables & Storage Development Business Unit. The EPC Agreement provides a fixed and lump-sum amount of €15.82 million, for the complete execution and performance of the works defined in the EPC Agreement. The works include the engineering, procurement and construction of the Ellomay Solar PV Plant and the ancillary facilities for injecting power into the grid and performance of two years of O&M services.

In June 24, 2022, the Ellomay Solar PV Plant was connected to the electricity grid and commenced production of electricity.

Regulatory update –

The Spanish Royal Decree-Law 17/2021 of September 14, 2021, (“RDL 17/2021”), which entered into force on September 16, 2021, established the reduction of returns on the electricity generating activity of Spanish production facilities that do not emit greenhouse gases accomplished through payments of a portion of the revenues by the production facilities to the Spanish government). RDL 17/2021 was extended several times and was in effect until December 31, 2023. This reduction and payments were recorded as part of the operating expenses of the relevant facilities. RDL 17/2021 did not apply to the portion of the revenues produced by Talasol that is subject to a fixed price under the Talasol PPA Producers likely to be affected by the reduction were required to submit to REE a responsible statement and supporting documentation on the energy covered by contracting instruments.

3.	Israeli Service Concession project

The Company indirectly owns a photovoltaic site with fixed technology and a nominal capacity of approximately 9 MWp in Talmei Yosef, Israel (the “Talmei Yosef Plant”), which was connected to the grid in November 2013. The Talmei Yosef Plant is primarily financed by an Israeli consortium led by Israel Discount Bank.

Talmei Yosef entered into a service concession agreement with the IEC for the construction of a PV plant in Talmei Yosef. In Under the terms of the agreement with the IEC, Talmei Yosef operates the PV plant for a period of 20 years as from November 15, 2013. The IEC provides the Company a guaranteed tariff for the electricity produced of NIS 0.9631 per KWp linked to the Israeli CPI as of October 2011. The service concession agreement does not contain a renewal option.

In accordance with IFRIC 12, the portion of the consideration received from the IEC that reflects the Company’s right to charge for services it provides in connection with the operation of the Talmei Yosef PV Plant, is classified as an intangible asset. The intangible asset was recorded at the acquisition in the amount of €5,505 thousand that will be amortized until the end of the service concession agreement with the IEC with Talmei Yosef.

Impact of War in Israel

The Talmei Yosef Plant is located in southern Israel, in proximity to the Gaza Strip and is therefore exposed to missile and mortar bomb attacks. The Talmei Yosef Plant was not impacted by the Iron Swords War other than a temporary halt in operations which did not have a material impact on the Company’s results. On December 31, 2023, the Company executed an agreement to sell its holdings in the Talmei Yosef PV Plant. For more information, including the potential impact of the Iron Swords War on the consummation of the sale, see Note 23.

4.	Texas USA PV

During 2023, the Company entered into a Joint Development Agreement with a project development company experienced in the development of energy projects, site acquisition, capital markets and commercial management, and commenced development of PV projects in the vicinity of Dallas, Texas. Each of the PV projects under development is expected to have a capacity of approximately 10-14 MW.

There are currently two projects under construction with an aggregate capacity of approximately 27.36 MW (the Fairfield and Malakoff projects), and two projects that are ready for construction with an aggregate capacity of approximately 21.5 MW (the Mexia and Talco projects). All four projects are expected to be connected to the grid during 2024.

The aggregate cost of development and construction of these projects is expected to be approximately €58 million, and the projects are expected to be funded partially through a tax equity arrangement covering approximately 36% of the expenses.

During 2023, the Company entered into a Joint Development Agreement with a project development company experienced in the development of energy projects, site acquisition, capital markets and commercial management, and commenced development of PV projects in the vicinity of Dallas, Texas. Each of the PV projects under development is expected to have a capacity of approximately 10-14 MW. There are currently two projects under construction with an aggregate capacity of approximately 27.36 MW (the Fairfield and Malakoff projects), and two projects that are ready for construction with an aggregate capacity of approximately 21.5 MW (the Mexia and Talco projects). All four projects are expected to be connected to the grid during 2024.